UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Eagle Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2020

EAGLE BANCORP, INC.       Meeting Information

      Meeting Type: Annual<mtgtype>Meeting

        For holders as of: March<ecdate>26,2020     B

        Date: May 21, 2020 Time: 11:00<mtgtime>AMPDT     A

        Location: Annual Meeting to be held virtually:     R

  BROKER         To attend, you must register as a     C

  LOGO         Beneficial Holder at the below URL:     O

  HERE         www.viewproxy.com/EagleBankCorp/2020     D

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      You are receiving this communication because you hold

Return Address Line 1     shares in the above named company.

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Return Address Line 3     This is not a ballot. You cannot use this notice to vote

51 MERCEDES WAY

EDGEWOOD NY 11717     these shares.  This communication presents only an

Investor Address Line 1 1 overview of the more complete proxy materials that are

Investor Address Line 2 available to you on the Internet. You may view the proxy

Investor Address Line 3 1512OF materials online at www.proxyvote.com or easily request a

Investor Address Line 4 paper copy (see reverse side).

Investor Address Line 5 2 We encourage you to access and review all of the important

John Sample

1234 ANYWHERE STREET 1234567   information contained in the proxy materials before voting.

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        proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Proxy Statement 2. Form 10-K 3. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow g (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

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2)	BY TELEPHONE: 1-800-579-1639
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

01 Mathew D. Brockwell

02 Theresa G. LaPlaca

03 A. Leslie Ludwig

04 Norman R. Pozez

05 Kathy A. Raffa

06 Susan G. Riel

07 James A. Soltesz

08 Benjamin M. Soto

The Board of Directors recommends you vote FOR the following proposal(s):

2. To ratify the appointment of Dixon Hughes Goodman LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ended December 31, 2020;

3. To vote on a non-binding, advisory resolution approving the compensation of our named executive officers

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Voting items Continued

Reserved for Broadridge Internal Control Information

NOTE: Annual Meeting to be held virtually: To attend, you must register as a Beneficial Holder at the below URL: www.viewproxy.com/EagleBankCorp/2020

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Voting Instructions

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